Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
13.	Income Taxes

There were $683 and $0 of state current income taxes for the years ended December 31, 2024 and 2023, respectively, and no deferred income taxes for the years ended December 31, 2024 and 2023.

Significant components of the Company’s deferred tax assets are as follows:

	As of December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$3,078	$2,320
R&D credit	2,443	1,424
Capitalized R&D expenses	5,617	2,647
Capitalized start-up expenses	15,628	4,652
Operating lease liabilities	216	—
Stock-based compensation	394	80
Depreciation and amortization	73	17
Accrued expenses	—	44
Deferred tax assets	27,449	11,184
Valuation allowance	(26,775)	(11,184)
Total deferred tax assets	674	—
Deferred tax liabilities:
Right-of-use assets	(207)	—
Unrealized gain on marketable securities	(467)	—
Total deferred tax liabilities	(674)	—
Net deferred assets	$—	$—

The Company regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history, and expected future taxable income on a jurisdiction by jurisdiction basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. Due to the uncertainty surrounding their realization, the Company has recorded a full valuation allowance against the net deferred tax assets. Accordingly, no deferred tax asset has been recorded on the consolidated balance sheets.

As of December 31, 2024 and 2023, the Company’s unamortized capitalized R&D expenses of approximately $26,620 and $12,490, respectively, will be amortized in varying amounts through 2029 for tax purposes. As of December 31, 2024 and 2023, the Company capitalized certain start-up costs of approximately $30,190 and $21,950, respectively, that will be amortized over a 180-month period beginning with the month in which the Company is considered to be in an active trade or business for tax purposes.

As of December 31, 2024 and 2023, the Company had net operating loss carryforwards for federal income tax purposes of approximately $14,596 and $11,022, respectively, of which approximately $12,975 for federal purposes do not expire (limited to 80% of taxable income in a given year). As of December 31, 2024 and 2023, the Company’s state net operating loss carryforwards were not material.

As of December 31, 2024 and 2023, the Company had federal research credit carryforwards of $2,443 and approximately $1,420, respectively. The federal research credit carryforwards will expire at various dates beginning in the year 2035. The Company may be entitled to claim additional state income tax credits for its 2024 R&D activities, but these amounts have not yet been determined. Any R&D credits generated by the Company in 2024 would result in an additional deferred tax asset that would be subject to a full valuation allowance.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a Company’s ability to use net operating losses may be limited as prescribed under Internal Revenue Code Section 382 (“Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the Section 382 and similar state provision.

The Company files income tax returns in the U.S. federal and various state jurisdictions with varying statutes of limitations. The Company is generally no longer subject to tax examinations for years prior to 2021 for federal purposes and 2020 for state purposes, except in certain limited circumstances.

The benefit for income taxes differs from the amount obtained by applying the federal statutory income tax rate as follows:

	Years Ended December 31,
	2024	2023
Federal taxes at statutory rate	21.0%	21.0%
State and local taxes, net of federal benefit	(0.7)%	0.2%
Tax credit carryforward generated	1.8%	1.9%
Change in unrealized gains on marketable securities	(0.6)%	0.0%
Valuation allowance	(21.4)%	(13.7)%
Nondeductible change in fair value of SAFE	(8.0)%	(9.0)%
Transaction costs	2.1%	0.0%
Interest expense	1.6%	0.0%
Stock-based compensation	3.8%	0.0%
Other differences	(0.5)%	(0.4)%
Effective Income Tax Rate	(0.9)%	0.0%

The effective tax rate for 2024 is lower than the statutory federal tax rate primarily due to a full valuation allowance against U.S. deferred tax assets.

The following table represents a roll forward of the qualifying accounts consisting of the valuation allowance for deferred tax assets:

	Years Ended December 31,
	2024	2023
Valuation allowance for deferred tax assets - beginning of year	$11,184	$6,777
Change in valuation allowance for deferred tax assets during the year	15,591	4,407
Valuation allowance for deferred tax assets - end of year	$26,775	$11,184

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Years Ended December 31,
	2024	2023
Balance at beginning of year	$—	$—
Additions for tax positions taken in prior year	142	—
Additions for tax positions related to the current year	129	—
Balance at end of year	$271	$—

If fully recognized in the future, there would be no impact to the effective tax rate, and $271 would result in adjustments to the valuation allowance. Interest and penalties related to the unrecognized tax benefits were insignificant period presented. The Company does not have tax positions that are expected to significantly increase or decrease within the next twelve months.